EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment-Experts-Independent Registered Public Accounting Firm" and to the use of our report dated August 22, 2008, 2008 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust 87 dated August 26, 2008.



                                        Grant Thornton LLP

Chicago, Illinois
August 26, 2008




















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